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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                            Reported): July 30, 1998

           CWABS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, providing for the issuance of the CWABS, INC., Residential Asset Securitization Trust 1998-A9 Mortgage Pass-Through Certificates, Series 1998-I).

                                   CWABS, INC.
                                   -----------
  (Exact name of registrant as specified in its charter)

          Delaware                  333-37539                   95-4596514
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


  4500 Park Granada
  Calabasas, California                                           91302
-------------------------                                       ----------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
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Item 5.  Other Events.

Filing of Computational Materials

         On July 1, 1998, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-I (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-14, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ML"), as one of the underwriters of the Underwritten Senior Certificates, has prepared certain materials (the "ML Computational Materials") for distribution to its potential investors. PaineWebber Incorporated ("PWI"), as one of the Underwriters of the Certificates, has prepared certain materials (the "PWI Computational Materials") for distribution to their potential investors. Although the Company provided ML and PWI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the ML Computational Materials or the PWI Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The
ML  Computational  Materials,   listed  as  Exhibit  99.1  hereto  and  the  PWI
Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated July 30, 1998.
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*  Capitalized  terms  used and not  otherwise  defined  herein  shall  have the meanings assigned to them in the prospectus dated June 25, 1998 and the prospectus supplement dated July 27, 1998, of CWABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-I.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     ML Computational Materials.
                  filed on Form SE dated July 30, 1998.

         99.2     PWI Computational Materials.
                  filed on Form SE dated July 30, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.

                                  By: /s/ David Walker
                                      ------------------------
                                      David Walker
                                      Vice President

Dated:  July 27, 1998


Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----
99.1              ML  Computational  Materials filed on
                  Form SE dated  July 30, 1998.

99.2              PWI Computational Materials filed on
                  Form SE dated July 30, 1998.



                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                   July 27, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      CWABS, Inc.,
                           Residential Asset Securitization Trust 1998-A9 Mortgage Pass-Through Certificates, Series 1998-I
                           -------------------------------------------------

Ladies and Gentlemen:

         On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

         Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on July 27, 1998 in paper on Form SE.

                                                   Very truly yours,

                                                   /s/ Amy Sunshine

                                                   Amy Sunshine

Enclosure